Report Name - 10F-3

Fund - Salomon Institutional High Yield Bond Fund

                                Period : 09/01/04 through 02/28/05


                                    ID : Feb01
                           Issuer Name : HCA Inc (due 01/15/15)
                            Trade Date : 11/16/04
                        Selling Dealer : JP Morgan Chase
                Total Shares Purchased : 325,000.00
                        Purchase Price : 99.67
                    % Received by Fund : 0.043%
                        % of Issue (1) : 2.667%
        Other Participant Accounts (2) :      19,675,000.00
                      Issue Amount (2) :     750,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : HCA Inc (due 01/15/15)
                            Trade Date : 11/16/04
                 Joint/Lead Manager(s) : JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Citigroup Global Markets Inc.
                                         Deutsche Bank Securities Inc.
                                         Mizuho International plc
                                         Wachovia Capital Markets, LLC
                                         Scotia Capital (USA) Inc.
                                         SunTrust Capital Markets, Inc.
                                         BNY Capital Markets, Inc.
                                         Calyon Securities (USA) Inc.
                                         KeyBanc Capital Markets
                         Selling Group : N/A


                                    ID : Feb02
                           Issuer Name : Community Health Systems
                            Trade Date : 12/09/04
                        Selling Dealer : JP Morgan Chase
                Total Shares Purchased : 350,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.117%
                        % of Issue (1) : 2.333%
        Other Participant Accounts (2) :       6,650,000.00
                      Issue Amount (2) :     300,000,000.00
          Total Received All Funds (2) :       7,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Community Health Systems
                            Trade Date : 12/09/04
                 Joint/Lead Manager(s) : JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Goldman Sachs & Co
                                         Keybanc Capital Markets
                                         Merrill Lynch & Co
                                         Natcity Investments
                                         Raymond James & Associates Inc
                                         SunTrust Robinson Humphrey
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : Feb03
                           Issuer Name : Dresser Rand Group
                            Trade Date : 10/14/04
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 150,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.036%
                        % of Issue (1) : 1.693%
        Other Participant Accounts (2) :       6,960,000.00
                      Issue Amount (2) :     420,000,000.00
          Total Received All Funds (2) :       7,110,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc
                                            (due 11/1/14)
                            Trade Date : 10/14/04
                 Joint/Lead Manager(s) : Morgan Stanley
                                         Citigroup
                                         UBS
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Natexis Banque
                         Selling Group : N/A


                                    ID : Feb04
                           Issuer Name : Tenneco
                            Trade Date : 11/09/04
                        Selling Dealer : Bank of America
                Total Shares Purchased : 675,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.135%
                        % of Issue (1) : 3.011%
        Other Participant Accounts (2) :      14,380,000.00
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :      15,055,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tenneco (11/15/14)
                            Trade Date : 11/09/04
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         JP Morgan Securities
                         Co-Manager(s) : BNY Capital Markets
                         Selling Group : N/A


                                    ID : Feb05
                           Issuer Name : Las Vegas Sands Corp (due 2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 550,000.00
                        Purchase Price : 99.08
                    % Received by Fund : 0.220%
                        % of Issue (1) : 16.000%
        Other Participant Accounts (2) :      39,450,000.00
                      Issue Amount (2) :     250,000,000.00
          Total Received All Funds (2) :      40,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                         Co-Manager(s) : Citigroup
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         Scotia Capital Inc
                                         UBS
                         Selling Group : N/A


                                    ID : Feb06
                           Issuer Name : Tribal Gaming (Mohegan-2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 350,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.233%
                        % of Issue (1) : 13.333%
        Other Participant Accounts (2) :      19,650,000.00
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tribal Gaming (Mohegan) (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         SG Corporate & Investment Banking
                         Co-Manager(s) : Calyon Securities USA Inc
                                         Commerzbank AG
                                         Key Capital Markets Inc
                                         RBS Greenwich Capital
                                         Wells Fargo Securities
                         Selling Group : N/A